Section 906 of the Sarbanes-Oxley Act Certification


In connection with the Quarterly Report of Amcast Industrial Corporation (the "Issuer") on Form 10-Q for the period ending May 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis
J. Drew, Vice President, Finance and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



By /s/ Francis J. Drew
   ------------------------
     Francis J. Drew
     Vice President, Finance and Chief Financial Officer
     June 30, 2004